UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        Attached is the press release issued yesterday by WidePoint Corporation (the “Company”) announcing the commencement of trading of the Company’s common stock on the American Stock Exchange on September 26, 2006 using the new symbol “WYY,” replacing the symbol “WDPT” previously used in connection with trading on the OTC Bulletin Board.

        Also attached is the Investment Profile regarding the Company which is referred to in the last paragraph of the press release and was prepared by Hawk Associates Inc., investor relations advisor to the Company. Reference is made to the information relating to the Company in the Investment Profile.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished herewith:

        Exhibit 99.1 Press Release issued by the Registrant on September 25, 2006.

        Exhibit 99.2 Investment Profile of the Registrant prepared by Hawk Associates Inc. and referred to in Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: September 26, 2006	James T. McCubbin
Vice President and Chief Financial Officer

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